UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2008

TEXAS INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1341 West Mockingbird Lane
Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (972) 647-6700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a) Notes

On August 7, 2008, Texas Industries, Inc. (the “Company”) and the Company’s subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Banc of America Securities LLC, UBS Securities LLC, Wachovia Capital Markets, LLC, Wells Fargo Securities, LLC, Comerica Securities, Inc. and SunTrust Robinson Humphrey, Inc. (the “Initial Purchasers”) in which the Company agreed to issue and sell $300,000,000 aggregate principal amount of the Company’s 7¼% Senior Notes due 2013, as more fully described in the Company’s Current Report on Form 8-K filed on August 13, 2008. Upon closing of such issuance and sale on August 18, 2008, the Company issued such notes as additional notes (the “Additional Notes”) under an existing indenture dated July 6, 2005 (the “Indenture”) with Wells Fargo, National Association, as Trustee (the “Trustee”). The Additional Notes were issued in the form of two global notes. See the description of the material terms of the Additional Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of global note (CUSIP 882491 AM5) delivered by the Company pursuant to an exemption from registration under the Securities Act of 1933 (the “Securities Act”) provided by Rule 144A of the Securities and Exchange Commission (“SEC”) is attached as Exhibit 4.1 hereto and incorporated herein by reference, and the form of global note (CUSIP U88244 AC9) delivered by the Company pursuant to an exemption from registration under the Securities Act provided by Regulation S of the SEC is attached as Exhibit 4.2 hereto and incorporated herein by reference.

Guarantees

On August 18, 2008, the Guarantors delivered a notation of guarantee evidencing their obligation to guarantee the Additional Notes. See the description of the material terms of the Additional Notes in Item 2.03 below which is incorporated by reference into this item in its entirety. The form of notation of guarantee delivered by each Guarantor is attached to the forms of global notes attached hereto as Exhibits 4.1 and 4.2.

Registration Rights Agreement

On August 18, 2008, the Company, the Guarantors and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) providing the holders of the Additional Notes certain rights relating to the registration of the Additional Notes under the Securities Act. Pursuant to the Registration Rights Agreement, if the restrictive legend has not been removed and the Additional Notes are not freely tradable as of the 375th day after the Additional Notes are issued, the Company agreed (1) to use reasonable best efforts to consummate a registered exchange offer for the Additional Notes, and (2) if required, to have a shelf registration statement declared effective with respect to resales of the Additional Notes. Unless the exchange offer would not be permitted by applicable law or SEC policy or no Additional Notes subject to restrictive legends would remain outstanding, the Company and the Guarantors will (a) consummate the Exchange Offer within 375 days of the date the Additional Notes are issued, and (b) issue Exchange Notes in exchange for all Additional Notes tendered prior thereto in the Exchange Offer, and (c) if obligated to file the shelf registration statement, file the shelf registration statement with the SEC on or prior to 30 days after such filing obligation arises but in no event earlier than the 375th day after the date the Additional Notes are issued and use their reasonable best efforts to cause the shelf registration statement to be declared effective by the SEC on or prior to 60 days after such obligation arises. If the Company fails to comply with certain obligations under the Registration Rights Agreement, it will be required to pay liquidated damages in the form of additional cash interest to the holders of the Additional Notes. The Registration Rights Agreement is attached as Exhibit 4.3 hereto and incorporated herein by reference.

First Supplemental Indenture

On August 18, 2008, the Company, the Guarantors and the Trustee entered into the First Supplemental Indenture amending and supplementing the Indenture (1) to provide for the issuance of the Additional Notes under the Indenture, (2)  to provide for the automatic exchange of beneficial interests in a Restricted Global Note (as defined in the Indenture) for beneficial interests in an Unrestricted Global Note (as defined in the Indenture), and (3) to provide that purchasers of the Additional Notes are deemed to consent to the Indenture amendment contained in the Second Supplemental Indenture described below and that the offer of such Additional Notes was conditioned upon the purchasers thereof giving such consent. The First Supplemental Indenture is attached as Exhibit 4.4 hereto and incorporated herein by reference.

Second Supplemental Indenture

Concurrently with the offering of the Additional Notes, the Company solicited the consent of the holders of all notes outstanding under the Indenture to an amendment to the Indenture to correct the inadvertent omission of the 2005 spin-off of the Company’s steel making subsidiaries from the list of items that are excluded from the calculation of the restricted payments basket set forth in the Indenture. By purchasing the Additional Notes the purchasers agreed to consent to the amendment. The requisite consent of the holders of the notes outstanding under the Indenture was obtained. On August 18, 2008, the Company, the Guarantors and the Trustee entered into the Second Supplemental Indenture amending the Indenture as described above. The Second Supplemental Indenture is attached as Exhibit 4.5 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2008, pursuant to the Purchase Agreement, the Company sold $300,000,000 aggregate principal amount of Additional Notes to the Initial Purchasers at an offering price of 92.35%, which includes a customary discount to the Initial Purchasers. The Offering was conducted in accordance with the exemptions from the registration requirements of the Securities Act afforded by Section 4(2) of the Securities Act and Rule 144(A) and Regulation S under the Securities Act.

The terms of the Additional Notes are governed by the Indenture, as amended and supplemented as described in Item 1.01, which contains affirmative and negative covenants that, among other things, limit the Company and the Guarantors’ ability to declare or pay any dividend or make restricted payments, create, incur, assume or otherwise cause or suffer to exist or become effective any lien of any kind, or effect a merger, consolidation, sale or other disposition of all or substantially all assets. The Indenture also contains customary events of default. Upon the occurrence of certain events of default, the Trustee or the holders of the notes outstanding under the Indenture may declare all outstanding notes to be due and payable immediately. The Indenture is attached as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on July 7, 2005 and incorporated herein by reference.

The Company will pay interest on the Additional Notes at the rate of 7 ¼% per annum on January 15 and July 15 of each year, commencing on January 15, 2009. The Additional Notes will mature on July 15, 2013.

The Additional Notes will be redeemable, in whole or in part, on or after July 15, 2009 at the redemption prices set forth in the Indenture. At any time before July 15, 2009, the Company may redeem the Additional Notes, in whole or in part, at a redemption price equal to 100% of their principal amount plus a make-whole premium, together with accrued and unpaid interest, if any, to the redemption date. In addition, upon a change of control of the Company, holders of the Additional Notes will have the right to require the Company to repurchase all or any part of their Additional Notes for cash at a price equal to 101% of the aggregate principal amount of the Additional Notes repurchased, plus any accrued and unpaid interest.

The Additional Notes are the Company’s general unsecured obligations and will rank equally in right of payment with the Company’s other unsecured unsubordinated indebtedness. The Additional Notes are guaranteed by all of the Company’s existing and future domestic restricted subsidiaries on a senior basis.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

4.1	Form of the Company’s 7¼% Senior Note due 2013 (CUSIP 882491 AM5) and Notation of Guarantee.
4.2	Form of the Company’s 7¼% Senior Note due 2013 (CUSIP U88244 AC9) and Notation of Guarantee.
4.3	Registration Rights Agreement, dated August 18, 2008, among the Company, the Guarantors and the Initial Purchasers.
4.4	First Supplemental Indenture dated August 18, 2008 among the Company, the Guarantors and the Trustee.
4.5	Second Supplemental Indenture dated August 18, 2008 among the Company, the Guarantors and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Texas Industries, Inc.

By:	/s/ Frederick G. Anderson
Frederick G. Anderson
Vice President and General Counsel

Date:	August 18, 2008

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Form of the Company’s 7¼% Senior Note due 2013 (CUSIP 882491 AM5) and Notation of Guarantee.
4.2	Form of the Company’s 7¼% Senior Note due 2013 (CUSIP U88244 AC9) and Notation of Guarantee.
4.3	Registration Rights Agreement, dated August 18, 2008, among the Company, the Guarantors and the Initial Purchasers.
4.4	First Supplemental Indenture dated August 18, 2008 among the Company, the Guarantors and the Trustee.
4.5	Second Supplemental Indenture dated August 18, 2008 among the Company, the Guarantors and the Trustee.